FEDERAL INCOME TAXES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Federal income taxes at the statutory rate	$ 1,436	$ 869
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(30)	(30)
Bargain purchase gain	(326)	0
Merger-related expenses	225	0
Other	3	1
Federal Income Tax Expense (Benefit), Continuing Operations	$ 1,308	$ 840